PHOENIX INCOME AND GROWTH FUND
                      Supplement dated October 20, 1995 to
                        Prospectus dated August 28, 1995



Initial Sales Charge Alternative - Class A Shares

The following replaces the chart at the top of page 17 and applies to purchases excluding purchases by qualified employee benefit plans as described below:

             Purchase Amount                Payment to Broker-Dealer
         $1,000,000 to $3,000,000                       1%
         $3,000,001 to $6,000,000                   0.50 of 1%
         $6,000,001 or more                         0.25 of 1%

The following should be inserted as a footnote on page 17:

        *** In connection with Class A Share purchases by accounts held in the name of qualified benefit plans with at least 100 eligible employees, Equity Planning may pay broker/dealers, from its own resources, an amount equal to 1% on the first $3 million of purchases, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million.


How to Obtain Reduced Sales Charges  on Class A Shares

The following should be substituted in the first paragraph under "Qualified Purchasers" on page 17:

        In (9) the words "100 eligible employees" are substituted for the words "200 participant employees."

Systematic Withdrawal Program

The following replaces the third full paragraph under the heading "Systematic Withdrawal Program" on page 22:

        To participate in the Systematic Withdrawal Program, Class B shareholders must initially own shares of the Fund worth $5,000 or more and elect to have all dividends reinvested in Class B Shares of the Fund. Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges.